Exhibit 10.9

April 12, 2021

Citrine Global, Corp.

Board of Directors

Re:	Second Amendment to Convertible Note Purchase Agreement dated April 1, 2020

Reference is made to that certain Convertible Note Purchase Agreement, dated April 1, 2020, entered by and among Citrine Global, Corp. (the “Company”), Citrine S A L Investment & Holdings Ltd, WealthStone Private Equity Ltd, WealthStone Holdings Ltd, Golden Holdings Neto Ltd, Beezz Home Technologies Ltd, Citrine Biotech 5 LP, Citrine High Tech 6 LP, Citrine High Tech 7 LP, Citrine 8 LP, Citrine 9 LP and Citrine Biotech 10 LP (collectively, the “Buyers”), and as further amended on June 12, 2020. The purpose of this amendment letter (the “Amendment Letter”) is to amend and modify the CL Agreement.

The Company and the Buyers hereby agree to amend and modify the CL Agreement as follows:

1.	The annual interest on the convertible promissory notes, attached thereto as Exhibit A to the CL Agreement (the “Notes”), should be changed, effective January 1, 2021, to nine percent (9%) per annum.

2.	In the event of an investment of at least $5 million of the Company’s securities is consummated by the Company, then the Company shall repay the principal amount and annual interest of the Notes out from those proceeds.

3.	The Exercise Price of the A Warrant and the B Warrant should each be $0.10 per share, and the terms of each of the A Warrant and B Warrant should be extended by one (1) year.

This Amendment Letter shall become effective as of the date hereof. There are no conditions precedent or subsequent to the effectiveness of this Amendment Letter. Except as modified by the terms of this Amendment Letter, the terms and provisions of the CL Agreement shall remain unmodified and in full force and effect. Other than as stated herein, this Amendment Letter shall not operate as a waiver of any condition or obligation imposed on the parties under the CL Agreement. In the event of any conflict, inconsistency, or incongruity between any provision of this Amendment Letter and any provision of the CL Agreement, the provisions of this Amendment Letter shall govern and control. This Amendment shall not be changed or modified orally, but only by an instrument in writing signed by the parties.

IN WITNESS WHEREOF, the undersigned Buyers and Company have caused this Second Amendment to the CL Agreement to be duly executed as of the date first above written.

Name: __________________	Name: _____________________

Signature: ______________________	Signature: ____________________

for and on behalf of:	for and on behalf of:

CITRINE GLOBAL, CORP.	CITRINE S A L INVESTMENT & HOLDINGS LTD

Name: ________________________	Name: __________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

BEEZZ HOME TECHNOLOGIES LTD	WEALTHSTONE PRIVATE EQUITY LTD

Name: ____________________	Name: __________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

WEALTHSTONE HOLDINGS LTD	GOLDEN HOLDINGS NETO LTD

Name: ____________________	Name: __________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

CITRINE BIOTECH 5 LP	CITRINE HIGH TECH 6 LP

Name: __________________	Name: __________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

CITRINE HIGH TECH 7 LP	CITRINE 8 LP

Name: ____________________	Name: ________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

CITRINE 9 LP	CITRINE BIOTECH 10 LP